MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

-------------------------------------------------------------------------------------------------------------------------------
                                                      CARMAX AUTO OWNER TRUST
                                                          SERIES 2003-1
-------------------------------------------------------------------------------------------------------------------------------


  Collection Period                                                                                   07/01/03-07/31/03
  Determination Date                                                                                          8/11/2003
  Distribution Date                                                                                           8/15/2003


  Pool Balance
  ------------

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                        $     470,996,833.61

     2 .  Collections allocable to Principal                                                       $      18,085,957.02

     3 .  Purchase Amount allocable to Principal                                                   $               0.00

     4 .  Defaulted Receivables                                                                    $         100,086.84

                                                                                                      ------------------
     5 .  Pool Balance on the close of the last day of the Collection Period                       $     452,810,789.75
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                     $     506,963,081.52

                                                                               Beginning                     End
     7 .  Note Balances                                                        of Period                  of Period
                                                                       -------------------------------------------------

          a.Class A-1 Note Balance                                     $        68,605,748.81     $       49,055,627.90
          b.Class A-2 Note Balance                                     $       124,000,000.00     $      124,000,000.00
          c.Class A-3 Note Balance                                     $       119,000,000.00     $      119,000,000.00
          d.Class A-4 Note Balance                                     $        98,196,000.00     $       98,196,000.00
          e.Class B Note Balance                                       $        40,558,000.00     $       40,558,000.00
          f.Class C Note Balance                                       $        15,209,000.00     $       15,209,000.00
                                                                          --------------------        ------------------
          g.Note Balance (sum a - f)                                   $       465,568,748.81     $      446,018,627.90

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                              0.6236886                 0.4459603
          b.Class A-2 Note Pool Factor                                              1.0000000                 1.0000000
          c.Class A-3 Note Pool Factor                                              1.0000000                 1.0000000
          d.Class A-4 Note Pool Factor                                              1.0000000                 1.0000000
          e.Class B Note Pool Factor                                                1.0000000                 1.0000000
          f.Class C Note Pool Factor                                                1.0000000                 1.0000000
                                                                          --------------------        ------------------
          g.Note Pool Factor                                                        0.9183486                 0.8797854

     9 .  Overcollateralization Target Amount                                                      $       6,792,161.85

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                       $       6,792,161.85

    11 .  Weighted Average Coupon                                                                  %              8.69%

    12 .  Weighted Average Original Term                                                          months          60.28

    13 .  Weighted Average Remaining Term                                                         months          52.03
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  Collections
  -----------

    14 .  Finance Charges:

          a.Collections allocable to Finance Charge                                                $       3,474,757.13
          b.Liquidation Proceeds allocable to Finance Charge                                       $               0.00
          c.Purchase Amount allocable to Finance Charge                                            $               0.00
                                                                                                      ------------------
          d.Available Finance Charge Collections (sum a - c)                                       $       3,474,757.13

    15 .  Principal:
          a.Collections allocable to Principal                                                     $      18,085,957.02
          b.Liquidation Proceeds allocable to Principal                                            $           3,200.00
          c.Purchase Amount allocable to Principal                                                 $               0.00
                                                                                                      ------------------
          d.Available Principal Collections (sum a - c)                                            $      18,089,157.02

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                               $      21,563,914.15

    17 .  Interest Income from Collection Account                                                  $          10,090.90

    18 .  Simple Interest Advances                                                                 $               0.00

                                                                                                      ------------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                               $      21,574,005.05

  Required Payment Amount
  -----------------------

    20 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                  $         392,497.36
          b.Amount Unpaid from Prior Months                                                        $               0.00
          c.Amount Paid                                                                            $         392,497.36
                                                                                                      ------------------
          d.Shortfall Amount (a + b - c)                                                           $               0.00

    21 .  Class A Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                             $          73,255.69
          b.Additional Note Interest related to Class A-1 Monthly Interest                         $               0.00
          c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest         $               0.00
                                                                                                      ------------------
          d.Total Class A-1 Note Interest (sum a - c)                                              $          73,255.69

          e.Class A-2 Monthly Interest                                                             $         127,100.00
          f.Additional Note Interest related to Class A-2 Monthly Interest                         $               0.00
          g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest         $               0.00
                                                                                                      ------------------
          h.Total Class A-2 Note Interest (sum e-g)                                                $         127,100.00

          i.Class A-3 Monthly Interest                                                             $         159,658.33
          j.Additional Note Interest related to Class A-3 Monthly Interest                         $               0.00
          k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest         $               0.00
                                                                                                      ------------------
          l.Total Class A-3 Note Interest (sum i-k)                                                $         159,658.33

          m.Class A-4 Monthly Interest                                                             $         176,752.80
          n.Additional Note Interest related to Class A-4 Monthly Interest                         $               0.00
          o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest         $               0.00
                                                                                                      ------------------
          p.Total Class A-4 Note Interest (sum m-o)                                                $         176,752.80

    22 .  Priority Principal Distributable Amount                                                  $               0.00

    23 .  Class B and Class C Noteholder Interest Amounts
          a.Class B Monthly Interest                                                               $          69,962.55
          b.Additional Note Interest related to Class B Monthly Interest                           $               0.00
          c.Interest Due on Additional Note Interest related to Class B Monthly Interest           $               0.00
                                                                                                      ------------------
          d.Total Class B Note Interest (sum a-c)                                                  $          69,962.55
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          e.Class C Monthly Interest                                                               $          40,430.59
          f.Additional Note Interest related to Class C Monthly Interest                           $               0.00
          g.Interest Due on Additional Note Interest related to Class C Monthly Interest           $               0.00
                                                                                                      ------------------
          h.Total Class C Note Interest (sum e-g)                                                  $          40,430.59

    24 .  Required Payment Amount (Sum: Ln 20 - Ln 23)                                             $       1,039,657.32

    25 .  Regular Principal Distributable Amount                                                   $      19,550,120.91

    26 .  Unreimbursed Servicer Advances                                                           $               0.00

  Available Funds
  ---------------

    27 .  Available Collections                                                                    $      21,574,005.05

    28 .  Reserve Account Draw Amount                                                              $               0.00
                                                                                                      ------------------

    29 .  Available Funds                                                                          $      21,574,005.05

  Collection Account Activity
  ---------------------------

    30 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                     $       3,474,757.13
          b.Total Daily Deposits of Principal Collections                                          $      18,089,157.02
          c.Withdrawal from Reserve Account                                                        $               0.00
          d.Interest Income                                                                        $          10,090.90
                                                                                                      ------------------
          e.Total Deposits to Collection Account (sum a - d)                                       $      21,574,005.05

    31 .  Withdrawals
          a.Servicing Fee and Unreimbursed Servicer Advances                                       $         392,497.36
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                    $      20,197,280.87
          c Deposit to Reserve Account                                                             $               0.00
          d Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder) $         984,226.82
                                                                                                      ------------------
          e Total Withdrawals from Collection Account(sum a - d)                                   $      21,574,005.05

  Note Payment Account Activity
  -----------------------------

    32 .  Deposits
          a.Class A-1 Interest Distribution                                                        $          73,255.69
          b.Class A-2 Interest Distribution                                                        $         127,100.00
          c.Class A-3 Interest Distribution                                                        $         159,658.33
          d.Class A-4 Interest Distribution                                                        $         176,752.80
          e.Class B Interest Distribution                                                          $          69,962.55
          f.Class C Interest Distribution                                                          $          40,430.59

          g.Class A-1 Principal Distribution                                                       $      19,550,120.91
          h.Class A-2 Principal Distribution                                                       $               0.00
          I.Class A-3 Principal Distribution                                                       $               0.00
          j.Class A-4 Principal Distribution                                                       $               0.00
          k.Class B Principal Distribution                                                         $               0.00
          l.Class C Principal Distribution                                                         $               0.00
                                                                                                      ------------------

          m.Total Deposits to Note Payment Account (sum a - l)                                     $      20,197,280.87

    33 .  Withdrawals
          a.Class A-1 Distribution                                                                 $      19,623,376.60
          b.Class A-2 Distribution                                                                 $         127,100.00
          c.Class A-3 Distribution                                                                 $         159,658.33
          d.Class A-4 Distribution                                                                 $         176,752.80
          e.Class B Distribution                                                                   $          69,962.55
          f.Class C Distribution                                                                   $          40,430.59
                                                                                                      ------------------
          g.Total Withdrawals from Note Payment Account (sum a - f)                                $      20,197,280.87
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  Certificate Payment Account Activity
  ------------------------------------

    34 .  Deposits
          a.Excess Funds                                                                           $         984,226.82
          b.Reserve Account surplus                                                                $           1,352.94
                                                                                                      ------------------
          c Total Deposits to Certificate Payment Account (sum a - b)                              $         985,579.76

    35 .  Withdrawals
          a.Certificateholder Distribution                                                         $         985,579.76
                                                                                                      ------------------
          b.Total Withdrawals from Certificate Payment Account                                     $         985,579.76

  Required Reserve Account Amount
  -------------------------------

    36 .  Lesser of: (a or b)
          a.  $2,534,815.41                                                                        $       2,534,815.41
          b.  Note Balance                                                                         $     446,018,627.90

    37 .  Required Reserve Account Amount                                                          $       2,534,815.41


  Reserve Account Reconciliation
  ------------------------------

    38 .  Beginning Balance (as of Preceding Distribution Date)                                    $       2,534,815.41
    39 .  Investment Earnings                                                                      $           1,352.94
    40 .  Reserve Account Draw Amount                                                              $               0.00
                                                                                                      ------------------
    41 .  Reserve Account Amount (Ln 38 + Ln39 - Ln40)                                             $       2,536,168.35
    42 .  Deposit from Excess Available Funds                                                      $               0.00
    43 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount             $           1,352.94
    44 .  Ending Balance (Ln41 + Ln42 - Ln43)                                                      $       2,534,815.41
    45 .  Reserve Account Deficiency (Ln37 - Ln44)                                                 $               0.00

  Instructions to the Trustee
  ---------------------------

    46 .  Amount to be deposited from the Reserve Account into the Collection Account              $               0.00
    47 .  Amount to be paid to Servicer from the Collection Account                                $         392,497.36
    48 .  Amount to be deposited from the Collection Account into the Note Payment Account         $      20,197,280.87
    49 .  Amount to be deposited from the Collection Account into the Certificate Payment Account  $         984,226.82
    50 .  Amount to be deposited from the Collection Account into the Reserve Account              $               0.00
    51 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve
          Amount                                                                                   $           1,352.94
    52 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                 $      19,623,376.60
    53 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                 $         127,100.00
    54 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                 $         159,658.33
    55 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                 $         176,752.80
    56 .  Amount to be paid to Class B Noteholders from the Note Payment Account                   $          69,962.55
    57 .  Amount to be paid to Class C Noteholders from the Note Payment Account                   $          40,430.59
    58 .  Amount to be paid to Certificateholders from the Certificate Payment Account with respect
          to Excess Funds and Reserve Account surplus                                              $         985,579.76

  Net Loss and Delinquency Activity
  ---------------------------------

    59 .  Net Losses with respect to preceding Collection Period                                   $          96,886.84

    60 .  Cumulative Net Losses                                                                    $         142,511.74

    61 .  Cumulative Net Loss Percentage                                                                   0.0281%

    62 .  Delinquency Analysis                                                 Number of                  Principal
                                                                                 Loans                     Balance
                                                                       -------------------------------------------------

          a.31 to 60 days past due                                                254              $       2,021,881.16
          b.61 to 90 days past due                                                55               $         465,339.63
          c.91 or more days past due                                              24               $         189,459.35
                                                                       -------------------------------------------------
          d.Total (sum a - c)                                                     333                      2,676,680.14

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  IN WITNESS WHEREOF, the undersigned has duly executed this certificate on
  August 11, 2003.

  CARMAX AUTO SUPERSTORES, INC.
  =====================================================================
  As Servicer

  By:         /s/ Keith D. Browning
            -----------------------------------------------------------

  Name:           Keith D. Browning
            -----------------------------------------------------------

  Title:       Executive Vice President and Chief Financial Officer
            -----------------------------------------------------------